                                                                     EXHIBIT 4.1

Number                                                               Shares
C00000

                                   [LOGO]

                             CREO PRODUCTS INC.
           INCORPORATED UNDER THE CANADA BUSINESS CORPORATIONS ACT

                  [Figure of a woman appears to the right]

This certifies that



Is the registered holders of

FULLY PAID AND NON-ASSESSABLE COMMON SHARES WITHOUT PAR VALUE IN THE CAPITAL
                                     OF
                             CREO PRODUCTS INC.
                                                               CUSIP 225606 10 2

Registration of the transfer of the shares represented by this certificate may be made only in a securities register of the Corporation upon presentation of this certificate properly endorsed, subject to compliance with the requirements of the laws governing the Corporation. This certificate shall not be valid until countersigned by the Transfer Agent and registered by the Registrar.

     In Witness Whereof the said Corporation has caused this certificate to be signed by its duly authorized officers.

     Dated,

The shares represented by this Certificate are transferable at the offices of Montreal Trust Company of Canada, Vancouver, B.C., Toronto, Ont. or American Securities Transfer and Trust, Inc., Denver, CO.

COUNTERSIGNED AND REGISTERED
MONTREAL TRUST COMPANY OF CANADA                                Vancouver
TRANSFER AGENT AND REGISTRAR                                    Toronto

AMERICAN SECURITIES TRANSFER AND TRUST, INC.                    Denver
TRANSFER AGENT AND REGISTRAR

By:      SPECIMEN
   -----------------------------------------------
     Authorized Signature

         [The text appearing on the back of the certificate follows]


     The Corporation will furnish to any shareholder without charge upon request to the Transfer Agent named on the face of this Certificate a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of shares or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  --  as tenants in common             UNIF GIFT MIN ACT     Custodian
TEN ENT  --  as tenants by the entireties                      ---------------------
JT TEN   --  as joint tenants with right of                    (Cust)        (Minor)
             survivorship and not as tenants           under Uniform Gifts to Minors
             in common                            Act ______________________________
                                                       (State)


Additional abbreviations may also be used though not in the above list.

     For Value Received the undersigned hereby sells, assigns and transfers unto

     PLEASE INSERT SOCIAL INSURANCE OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
     -----------------------------------------------------

     -----------------------------------------------------


________________________________________________________________________________
                        (Name and address of transferor)

________________________________________________________________________________

                                                                          shares
________________________________________________________________________________
registered in the name of the undersigned on the books of the Corporation named on the face of this Certificate and represented hereby, and irrevocably constitutes and appoints

______________________________________________________________________ the
attorney of the undersigned to transfer the said shares on the register of the transfers and books of the Corporation with full power of substitution hereunder.

DATED:

_________________________________   _________________________________
     (Signature of Witness)             (Signature of Shareholder)

NOTICE:   The signature of this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange.

     The signature(s) must be guaranteed by an eligible Institution (Bank, Stockbroker, Savings and Loan Associations and Credit Unions with membership in an approved signature guarantee Medallion Program), pursuant to S.E.C. Rule 17 Ad-15.


     SIGNATURE GUARANTEED BY:__________________________________________________